SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

                              September 26, 2000
                                Date of Report
                           (Date of Earliest Event)

                        Commission File No. 000-29209

                       21st CENTURY TECHNOLOGIES, INC.

            (Exact name of registrant as specified in its Charter)

                      Nevada                       48-1110566
        (State or Other Jurisdiction of      (I.R.S. Employer ID No.)
        incorporation or organization)

                            2513 E. Loop 820 North
                            Ft. Worth, Texas 76118
            (Address of Registrant's Principal Executive Offices)

                                 817-284-0099
             (Registrant's Telephone Number, Including Area Code)



ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

       (a)   ACQUISITION OF BIKE DOCTOR

      The Company has entered in an "Asset Purchase Agreement" dated September 26, 2000 with Bike Doctor in the amount of $150,000.00. The assets purchased consist of Bike Doctor a manufacturer of tire sealant since September 26, 2000; all of the patents and trademarks; all inventory consisting of tire sealant.

      The purchase price will be financed by the Company.

       (b)    CONTINUATION OF BUSINESS

     The Company intends on continuing to manufacture and sell the Bike Doctor tire sealant through our current distribution channels.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         21st CENTURY TECHNOLOGIES, INC.


September 26, 2000        By     Kenneth E. Wilson
                               --------------------------
                                 Kenneth E. Wilson
                                 President